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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2002

JSCE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11951 (Commission File Number)	37-1337160 (I.R.S. Employer Identification No.)
	150 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60601 (Zip Code)

(312) 346-6600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On July 24, 2002, Smurfit-Stone Container Corporation, the sole stockholder of JSCE, Inc. (the "Company"), issued a press release announcing that Jefferson Smurfit Corporation (U.S.), a wholly-owned subsidiary of the Company, had entered into a purchase agreement to acquire from MeadWestvaco Corporation ("Mead") substantially all of the assets of Mead's containerboard division, consisting of one corrugated medium mill, seven corrugated container plants, one hardwood sawmill and woodland operations consisting of approximately 82,000 acres. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (C)
  Exhibits:

  99.1
  Press Release dated July 24, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JSCE, INC.
Dated: July 24, 2002	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 24, 2002.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index